SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)     December 18, 1996


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                              333-16511                   13-3526694
(State or other jurisdiction of      (Commission                (IRS Employer
 incorporation)                       File Number)               ID Number)

ONE NEW YORK PLAZA, NEW YORK, NEW YORK                          10292
(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number,
 including area code:                                        (212) 214-7435


                                    NO CHANGE
(Former name or former address, if changed since last report)

 Item 5.        OTHER EVENTS

     Prudential Securities Secured Financing Corporation ("PSSFC") registered issuances of Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-16511) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, PSSFC caused the issuance of $55,000,000 principal amount of Life Financial Services Trust 1996-1 Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates") by Life Financial Services Trust 1996-1 (the "Trust"), on December 18, 1996 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement by and among Life Savings Bank, Federal Savings Bank, as seller and servicer, PSSFC as depositor and Norwest Bank Minnesota, National Association, as trustee and back-up servicer, and the Underwriting Agreement entered into among PSSFC and Prudential Securities Incorporated.


 Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         EXHIBIT NO.

1.1     Underwriting Agreement, dated December 10, 1996, among
        Prudential Securities  Secured Financing Corporation and
        Prudential Securities Incorporated.

1.2 Pooling and Servicing Agreement, dated November 30, 1996, among Life Savings Bank, Federal Savings Bank, Prudential Securities Secured Financing Corporation and Norwest Bank Minnesota, National Association, as Trustee.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          PRUDENTIAL SECURITIES SECURED
                          FINANCING CORPORATION


                          By:  /s/  Len Blum
                             Name:  Len Blum
                             Title: Vice President

Dated:  January 27, 1997